                      EXHIBIT 99.1 COMPUTATIONAL MATERIALS

                            SEQUOIA MORTGAGE TRUST 5
                          COLLATERALIZED MORTGAGE BONDS

             $515,351,612 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                             PUBLICLY OFFERED BONDS

                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          AVAILABLE FUNDS CAP SCHEDULE*


                ASSUMPTIONS:
                ------------
                25% CPR
                To Maturity
                Hard Cap: 11.00%

                                                     30/360
              DISTRIBUTION                      AVAILABLE FUNDS
                 PERIOD                               CAP
              ------------                      ---------------
                    1                              8.40436%
                    2                              5.61244%
                    3                              5.65908%
                    4                              9.15148%
                    5                             10.78747%
                    6                             10.78747%
                    7                             10.78747%
                8 and After                       11.00000%

* The Available Funds Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR, as applicable and is run at the pricing speed of 25% CPR to the Clean-Up Call Date (as described in the Sequoia Mortgage Trust 5 Preliminary Term Sheet, dated October 17, 2001). Although the Available Funds Cap may increase above [11]%, the Bonds can only receive accrued interest up to [11]%.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                          DATE PREPARED: OCTOBER 17, 2001


                            SEQUOIA MORTGAGE TRUST 5

                          COLLATERALIZED MORTGAGE BONDS
             $515,351,612 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                             PUBLICLY OFFERED BONDS
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS



===========================================================================================================================
            Principal         WAL (Yrs)           Pymt Window         Bond Interest                       Expected Ratings
Class       Balance (1)     (Call/Mat) (2)     (Mths) (Call/Mat)(2)       Rates         Tranche Type      S&P/Moody's/Fitch
===========================================================================================================================
   A       $497,314,000      3.07/3.36             1-97/1-301          Floater (3)         Senior             AAA/Aaa/AAA
   X                100         N/A                   N/A                  (4)               N/A                      N/A
  A-R               100         N/A                   N/A                Net WAC           Senior             AAA/Aaa/AAA
  B-1         5,926,000       5.44/6.11           31-97/31-301             (5)          Subordinate             AA/Aa2/AA
  B-2         5,153,000       5.44/6.11           31-97/31-301             (5)          Subordinate                A/A2/A
  B-3         2,319,000       5.44/6.11           31-97/31-301             (5)          Subordinate          BBB/Baa2/BBB
  B-4         1,547,000                                                    (6)          Subordinate             BB/Ba2/BB
  B-5         1,031,000       Information Not Provided Hereby              (6)          Subordinate                B/B2/B
  B-6         2,061,412                                                    (6)          Subordinate                 NR/NR
Total      $515,351,612
===========================================================================================================================

(1) The Bonds (as described herein) are primarily collateralized by adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A, Class B-1, Class B-2 and Class B-3 Bonds are shown to the Clean-Up Call Date (as described herein).

(3) The Class A Bonds will initially have a coupon equal to One-Month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described below), subject to the lesser of (i) the available funds cap and (ii) [11]%.

(4) The Class X Bonds will accrue interest on their notional amount at a rate equal to the Net WAC on the Mortgage Loans less the weighted average Bond Interest Rate payable on all other Bonds. Interest will be paid on the Class X Bonds, however, only to the extent that it exceeds the Carryover Shortfall Amount (as described herein). The Class X Bonds will bear interest on the notional amount, which is equal to the aggregate principal balance of the Class A, Class B-1, Class B-2 and Class B-3 Bonds.

(5) The Class B-1, Class B-2 and Class B-3 Bonds will initially have a coupon equal to One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date (as described below), subject to the lesser of (i) the available funds cap and (ii) [11]%.

(6) The Bond Interest Rate for the Class B-4, Class B-5 and Class B-6 with respect to each Distribution Date is equal to the Net WAC of the Mortgage Loans, subject to the available funds cap.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Depositor:                  Sequoia Mortgage Funding Corporation.

Bond Issuer:                Sequoia Mortgage Trust 5, a Delaware business trust.

Owner Trustee:              Wilmington Trust Company.

Servicers:                  Cendent Mortgage Corp. and Morgan Stanley Dean
                            Witter Credit Corp.

Custodian/
Indenture Trustee:          Bankers Trust Company of California, N.A.

Lead Manager:               Greenwich Capital Markets, Inc.

Co-Manager:                 Bear Stearns & Co. Inc.

Rating Agencies:            S&P, Moody's and Fitch will rate the Offered Bonds.

Cut-off Date:               October 1, 2001.

Pricing Date:               On or about October [19], 2001.

Closing Date:               On or about October [31], 2001.

Distribution Dates:         The [19]th day of each month (or if not a business
                            day, the next succeeding business day), commencing in November 2001.

Bonds: The "SENIOR BONDS" will consist of the Class A, [Class X] and Class A-R Bonds. The "SUBORDINATE BONDS" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds. The Senior Bonds and the Subordinate Bonds are collectively referred to herein as the "BONDS". Only the Senior Bonds and Class B-1, Class B-2 and Class B-3 Bonds (collectively, the "OFFERED BONDS") are being offered publicly.

Registration:               The Offered Bonds (except for the Class A-R Bond)
                            will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system. The Class A-R Bond will be made available in definitive fully registered physical form.

Federal Tax Treatment:      It is anticipated that the Offered Bonds (except for
                            the Class A-R Bond) will represent ownership of REMIC regular interests for tax purposes. The Class
                            A-R Bond will represent ownership of a REMIC residual interest for tax purposes.

ERISA Eligibility:          The Senior Bonds (other than the Class A-R Bond) are
                            expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Bonds could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:            The Senior Bonds and the Class B-1 Bonds are
                            expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount
                            (the "OPTIONAL CALL DATE").

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Clean-Up Call:              The terms of the transaction allow for a termination
                            of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount
                            (the "CLEAN-UP CALL DATE").

Pricing Prepayment
Speed: The Offered Bonds will be priced to a prepayment speed of 25% CPR.

Initial Mortgage Loans:     The aggregate principal balance of the Initial
                            Mortgage Loans as of the Cut-off Date is approximately $445,351,612. Substantially all of the Initial Mortgage Loans are adjustable rate prime quality mortgage loans secured by first liens on one- to four-family residential properties.
                            Substantially all of the Initial Mortgage Loans provide the related borrower the option to convert the index on such Mortgage Loan to a different index
                            (prime, six-month LIBOR or one-year CMT), provided certain conditions are met. Approximately
                            $22,396,386 and $422,955,226 are one-month LIBOR and
                            six-month LIBOR indexed mortgage loans,
                            respectively. Each mortgage loan has an original term to maturity of 25 years. Each mortgage loan is scheduled to pay interest only for the first 10 years of its term and thereafter, scheduled to amortize on a 15-year fully amortizing basis.

Prefunding Amount:          A deposit of approximately $[70,000,000] (the
                            initial "PREFUNDING AMOUNT") will be made to the Prefunding Account on the Closing Date. On or prior to November 30, 2001, (the "PREFUNDING PERIOD"), the Prefunding Amount on deposit in the Prefunding
                            Account will be used to purchase additional mortgage loans (the "SUBSEQUENT MORTGAGE LOANS"), to the extent available, having similar characteristics as the Initial Mortgage Loans (together with the
                            Initial Mortgage Loans, the "MORTGAGE LOANS"). Any portion of such deposit amount remaining on the last day of such Prefunding Period will be distributed as principal on the Bonds.

Capitalized Interest
Amount: On the Closing Date, a deposit (the "CAPITAL INTEREST AMOUNT") will be made to the Capitalized Interest Account, which will be applied to cover shortfalls in the amount of interest generated by the Initial Mortgage Loans, during the Prefunding Period and the Distribution Date immediately after the Prefunding Period. The Capitalized Interest Amount will only cover shortfalls due to prefunding.

Accrued Interest:           The Class A, Class B-1, Class B-2 and Class B-3
                            Bonds will settle flat. The price to be paid by investors for the Class X Bonds will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Accrual Period:             The interest accrual period (the "ACCRUAL PERIOD")
                            with respect to the Class A, Class B-1, Class B-2 and Class B-3 Bonds for a given Distribution Date will be the period beginning with the previous
                            Distribution Date (or, in the case of the first
                            Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an 30/360 basis). The Accrual Period for the Class X
                            Bonds will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Available Funds Cap:        The Class A, Class B-1, Class B-2 and Class B-3
                            Bonds will have a coupon equal to LIBOR plus a margin, subject to the lesser of (i) the amount of available funds ("AVAILABLE FUNDS CAP") and (ii)
                            [11]%.

                            If on any Distribution Date, the Bond Interest Rate of the Class A, Class B-1, Class B-2 and Class B-3 Bonds is subject to the Available Funds Cap, such Bonds become entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Bond Interest Rate (without giving effect to the Available Funds Cap) over (ii) the amount of interest received on such Bonds based on the Available Funds Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Bond Interest Rate without giving effect to the Available Funds Cap) (together, the "CARRYOVER SHORTFALL AMOUNT").


                            The Carryover Shortfall Amount will be paid to the Class A, Class B-1, Class B-2 and Class B-3 Bonds after all the Offered Bonds (except the Class X Bonds) have received their required amounts. The Bond Interest Rate on Class B-4, Class B-5 and Class B-6 Bonds will also be subject to the Available Funds Cap, but such Bonds will not be entitled to any Carryover Shortfall Amount.

Carryover Reserve Fund:     As of the Closing Date, the "CARRYOVER RESERVE FUND"
                            is established on behalf of the Class A, Class B-1, Class B-2, Class B-3 and Class X Bonds. The
                            Carryover Reserve Fund will be funded with any excess interest available after priority 1 through 8 in "Bonds Priority of Distributions" herein. The
                            Carryover Reserve Fund will not be an asset of the REMIC. On any Distribution Date, the Class A, Class
                            B-1, Class B-2 and Class B-3 Bonds will be entitled to receive payments from the Carryover Reserve Fund in an amount equal to the related Carryover
                            Shortfall Amount. Any amounts remaining in the Carryover Reserve Fund after such distribution will be distributed to the Class X Bonds.

Net WAC: The "NET WAC" is equal to (i) the weighted average of the loan rates of the Mortgage Loans less (ii) the sum of (a) the servicing fee rate and (b) the trustee fee rate.

Credit Enhancement:         Senior/subordinate, shifting interest structure.

                            Credit enhancement for the Senior Bonds will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [3.50]%).

                            Credit enhancement for the Class B-1 Bonds will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [2.35]%).

                            Credit enhancement for the Class B-2 Bonds will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [1.35]%).

                            Credit enhancement for the Class B-3 Bonds will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [0.90]%).

Shifting Interest:          Until the first Distribution Date occurring after
                            October 2011 the Subordinate Bonds will be locked out from receipt of all principal (unless the Senior
                            Bonds are paid down to zero or the credit enhancement provided by the Subordinate Bonds has doubled prior to such date as described below).
                            After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Bonds will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            The prepayment percentages on the Subordinate Bonds are as follows:

                            November 2001 - October 2011               0% Pro Rata Share
                            November 2011 - October 2012              30% Pro Rata Share
                            November 2012 - October 2013              40% Pro Rata Share
                            November 2013 - October 2014              60% Pro Rata Share
                            November 2014 - October 2015              80% Pro Rata Share
                            November 2015 and after                   100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Bonds doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Bonds (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Bonds has doubled prior to the third anniversary of the Cut-off Date (subject to performance triggers) then the Subordinate Bonds will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                            Any principal not allocated to the Subordinate Bonds will be allocated to the Senior Bonds. In the event the applicable current senior percentage (aggregate principal balance of the Senior Bonds, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Bonds as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Bonds will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first , to the Subordinate Bonds in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A
                            Bonds in reduction of their Bond principal balance.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Bonds and the Subordinate Bonds on a pro-rata basis.

Bonds Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1) Class A-R and Class A Bonds, accrued and unpaid interest at the related Bond Interest Rate.

                            2) Class A-R, Class X and Class A Bonds, in that order, principal allocable to such Classes.

                            3) Class B-1 Bonds, accrued and unpaid interest at the Class B-1 Bond Interest Rate.

                            4) Class B-1 Bonds, principal allocable to such Class.

                            5) Class B-2 Bonds, accrued and unpaid interest at the Class B-2 Bond Interest Rate.

                            6) Class B-2 Bonds, principal allocable to such Class.

                            7) Class B-3 Bonds, accrued and unpaid interest at the Class B-3 Bond Interest Rate.

                            8) Class B-3 Bonds, principal allocable to such Class.

                            9) Class A, Class B-1, Class B-2 and Class B-3 Bonds, Carryover Shortfall Amount.

                            10) Class X Bond, accrued interest as described
                                herein.

                            11) Class B-4, Class B-5 and Class B-6 Bonds, in
                                sequential order, accrued and unpaid interest at the respective Bond Interest Rate and the respective shares of principal allocable to such Classes.

                            12) Class A-R Bond, any remaining amount.

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                           DISCOUNT MARGIN TABLES (%)


 CLASS A TO CALL
-------------------------------------------------------------------------------------------------------------
 PASS THROUGH MARGIN           0.300%
-------------------------------------------------------------------------------------------------------------
CPR                          15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 100-00                    0.300          0.300         0.300         0.300         0.300         0.300
=============================================================================================================
 WAL (YR)                        5.27           3.95          3.07          2.47          2.05          1.73
 MDUR (YR)                       4.63           3.56          2.83          2.31          1.93          1.64
 FIRST PRIN PAY              11/19/01       11/19/01      11/19/01      11/19/01      11/19/01      11/19/01
 LAST PRIN PAY               11/19/14       01/19/12      11/19/09      04/19/08      03/19/07      05/19/06
-------------------------------------------------------------------------------------------------------------


CLASS A TO MATURITY
-------------------------------------------------------------------------------------------------------------
 PASS THROUGH MARGIN           0.300%
-------------------------------------------------------------------------------------------------------------
CPR                          15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 100-00                    0.314          0.318         0.321         0.323         0.324         0.325
=============================================================================================================
 WAL (YR)                        5.62           4.27          3.36          2.73          2.26          1.91
 MDUR (YR)                       4.86           3.79          3.04          2.50          2.10          1.79
 FIRST PRIN PAY              11/19/01       11/19/01      11/19/01      11/19/01      11/19/01      11/19/01
 LAST PRIN PAY               11/19/26       11/19/26      11/19/26      11/19/26      11/19/26      11/19/26
-------------------------------------------------------------------------------------------------------------


CLASS B-1 TO CALL
-------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN             0.800%
-------------------------------------------------------------------------------------------------------------
CPR                          15% CPR        20% CPR       25% CPR        30% CPR      35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 100-00                    0.800          0.800         0.800         0.800         0.800         0.800
=============================================================================================================
 WAL (YR)                        8.93           6.73          5.44          4.57          3.94          3.43
 MDUR (YR)                       7.51           5.86          4.86          4.15          3.62          3.18
 FIRST PRIN PAY              03/19/06       01/19/05      05/19/04      11/19/03      07/19/03      04/19/03
 LAST PRIN PAY               11/19/14       01/19/12      11/19/09      04/19/08      03/19/07      05/19/06
-------------------------------------------------------------------------------------------------------------


CLASS B-1 TO MATURITY
-------------------------------------------------------------------------------------------------------------
PASS THROUGH MARGIN            0.800%
-------------------------------------------------------------------------------------------------------------
CPR                           15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 100-00                    0.821          0.828         0.834         0.841         0.846         0.851
=============================================================================================================
 WAL (YR)                        9.66           7.41          6.11          5.21          4.54          4.01
 MDUR (YR)                       7.94           6.31          5.32          4.62          4.08          3.65
 FIRST PRIN PAY              03/19/06       01/19/05      05/19/04      11/19/03      07/19/03      04/19/03
 LAST PRIN PAY               11/19/26       11/19/26      11/19/26      11/19/26      11/19/26      11/19/26
-------------------------------------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS B-2 TO CALL
-------------------------------------------------------------------------------------------------------------
 PASS THROUGH MARGIN           0.800%
-------------------------------------------------------------------------------------------------------------
CPR                           15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 97-26                     1.091          1.173         1.250         1.327         1.405         1.487
=============================================================================================================
 WAL (YR)                        8.93           6.73          5.44          4.57          3.94          3.43
 MDUR (YR)                       7.46           5.83          4.83          4.12          3.59          3.16
 FIRST PRIN PAY              03/19/06       01/19/05      05/19/04      11/19/03      07/19/03      04/19/03
 LAST PRIN PAY               11/19/14       01/19/12      11/19/09      04/19/08      03/19/07      05/19/06
-------------------------------------------------------------------------------------------------------------


CLASS B-2 TO MATURITY
-------------------------------------------------------------------------------------------------------------
 PASS THROUGH MARGIN           0.800%
-------------------------------------------------------------------------------------------------------------
CPR                          15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 97-26                      1.097          1.175         1.246         1.314         1.382         1.451
=============================================================================================================
 WAL (YR)                        9.66           7.41          6.11          5.21          4.54          4.01
 MDUR (YR)                       7.88           6.25          5.27          4.58          4.05          3.61
 FIRST PRIN PAY              03/19/06       01/19/05      05/19/04      11/19/03      07/19/03      04/19/03
 LAST PRIN PAY               11/19/26       11/19/26      11/19/26      11/19/26      11/19/26      11/19/26
-------------------------------------------------------------------------------------------------------------


CLASS B-3 TO CALL
-------------------------------------------------------------------------------------------------------------
 PASS THROUGH MARGIN           0.800%
-------------------------------------------------------------------------------------------------------------
CPR                          15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 95-07                     1.447          1.629         1.800         1.971         2.142         2.325
=============================================================================================================
 WAL (YR)                        8.93           6.73          5.44          4.57          3.94          3.43
 MDUR (YR)                       7.40           5.78          4.79          4.09          3.57          3.14
 FIRST PRIN PAY              03/19/06       01/19/05      05/19/04      11/19/03      07/19/03      04/19/03
 LAST PRIN PAY               11/19/14       01/19/12      11/19/09      04/19/08      03/19/07      05/19/06
-------------------------------------------------------------------------------------------------------------


CLASS B-3 TO MATURITY
-------------------------------------------------------------------------------------------------------------
 PASS THROUGH MARGIN           0.800%
-------------------------------------------------------------------------------------------------------------
CPR                          15% CPR        20% CPR       25% CPR       30% CPR       35% CPR       40% CPR
 FLAT PRICE
=============================================================================================================
 DM @ 95-07                      1.434          1.600         1.750         1.894         2.038         2.186
=============================================================================================================
 WAL (YR)                        9.66           7.41          6.11          5.21          4.54          4.01
 MDUR (YR)                       7.80           6.18          5.22          4.53          4.00          3.57
 FIRST PRIN PAY              03/19/06       01/19/05      05/19/04      11/19/03      07/19/03      04/19/03
 LAST PRIN PAY               11/19/26       11/19/26      11/19/26      11/19/26      11/19/26      11/19/26
-------------------------------------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                            SEQUOIA MORTGAGE TRUST 5
                             AS OF THE CUT-OFF DATE


TOTAL CURRENT BALANCE:                  $445,351,612
NUMBER OF LOANS:                               1,022

                                                                            MINIMUM                    MAXIMUM
AVG CURRENT BALANCE:                     $435,764.79                      $44,250.00           $2,751,000.00
AVG ORIGINAL BALANCE:                    $441,342.20                      $44,250.00           $2,751,000.00

WAVG LOAN RATE:                                5.708%                          4.750                   7.250%
WAVG GROSS MARGIN:                             1.760%                          1.000                   2.625%
WAVG MAXIMUM LOAN RATE:                       11.998%                         11.000                  12.500%
WAVG FIRST RATE CAP:                           6.044%                          4.750                   7.000%

WAVG ORIGINAL LTV:                             75.54%                          13.00                  100.00%
WAVG EFFECTIVE LTV:                            67.12%                           3.66                   95.00%

WAVG CREDIT SCORE:                               732                             559                     838

WAVG ORIGINAL TERM:                              300 Months                      300                     300 Months
WAVG REMAINING TERM:                             297 Months                      294                     299 Months
WAVG SEASONING:                                    3 Months                        1                       6 Months

WAVG NEXT RATE RESET:                              3 Months                        1                       6 Months
WAVG RATE ADJ FREQ:                                6 Months                        1                       6 Months
WAVG FIRST RATE ADJ FREQ:                          6 Months                        1                       6 Months

TOP STATE CONCENTRATIONS ($):           18.95 %  California,  15.06 %  Florida,  12.62 %  Georgia
MAXIMUM ZIP CODE CONCENTRATION ($):       1.13 %  30327  (Atlanta, GA)

FIRST PAY DATE:                                                     May 01, 2001                                Oct 01, 2001
RATE CHANGE DATE:                                                   Nov 01, 2001                                Apr 01, 2002
MATURE DATE:                                                        Apr 01, 2026                                Sep 01, 2026

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                              % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                    NUMBER OF          OUTSTANDING AS OF     OUTSTANDING AS OF
INDEX:                            MORTGAGE LOANS        THE CUTOFF DATE       THE CUTOFF DATE
----------                        --------------      ------------------     -----------------
 LIBOR 6 M                              983           $   422,955,225.57            94.97%
 LIBOR 1 M                               39                22,396,386.27             5.03
                                      -----           ------------------           ------
TOTAL                                 1,022           $   445,351,611.84           100.00%
                                      =====           ==================           ======


                                                                              % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                    NUMBER OF          OUTSTANDING AS OF     OUTSTANDING AS OF
DELINQUENCY:                      MORTGAGE LOANS        THE CUTOFF DATE       THE CUTOFF DATE
------------                      --------------      ------------------     -----------------
 CURRENT                              1,011           $   439,949,456.82            98.79%
 DELQ:  30-59 DAYS                       11                 5,402,155.02             1.21
                                      -----           ------------------           ------
TOTAL                                 1,022           $   445,351,611.84           100.00%
                                      =====           ==================           ======


                                                                               % OF AGGREGATE
                                                       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                    NUMBER OF          OUTSTANDING AS OF       OUTSTANDING AS OF
CURRENT BALANCE ($):              MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
---------------------------       --------------      ------------------       -----------------
   44,250.00 -   100,000.00              46           $     3,598,357.36             0.81%
  100,000.01 -   200,000.00             206                32,312,388.19             7.26
  200,000.01 -   300,000.00             220                55,729,122.62            12.51
  300,000.01 -   400,000.00             165                57,916,570.40            13.00
  400,000.01 -   500,000.00             107                48,084,635.54            10.80
  500,000.01 -   600,000.00              62                34,071,673.78             7.65
  600,000.01 -   700,000.00              55                36,092,835.68             8.10
  700,000.01 -   800,000.00              39                29,524,161.95             6.63
  800,000.01 -   900,000.00              20                17,184,962.27             3.86
  900,000.01 - 1,000,000.00              43                42,004,299.74             9.43
1,000,000.01 - 1,100,000.00              13                13,742,860.39             3.09
1,100,000.01 - 1,200,000.00               5                 5,954,812.50             1.34
1,200,000.01 - 1,300,000.00               4                 5,088,635.66             1.14
1,300,000.01 - 1,400,000.00               5                 6,834,250.00             1.53
1,400,000.01 - 1,500,000.00               7                10,376,968.75             2.33
1,500,000.01 - 1,600,000.00               7                10,985,368.68             2.47
1,600,000.01 - 1,700,000.00               3                 4,941,458.34             1.11
1,700,000.01 - 1,800,000.00               1                 1,800,000.00             0.40
1,800,000.01 - 1,900,000.00               1                 1,889,999.99             0.42
1,900,000.01 - 2,000,000.00              10                19,937,250.00             4.48
2,000,000.01 - 2,100,000.00               1                 2,030,000.00             0.46
2,400,000.01 - 2,500,000.00               1                 2,500,000.00             0.56
2,700,000.01 - 2,751,000.00               1                 2,751,000.00             0.62
                                      -----           ------------------           ------
TOTAL                                 1,022           $   445,351,611.84           100.00%
                                      =====           ==================           ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                              % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                    NUMBER OF          OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN RATE (%):                    MORTGAGE LOANS        THE CUTOFF DATE       THE CUTOFF DATE
--------------                    --------------      ------------------     -----------------
4.750 - 5.000                             8           $     3,934,540.05             0.88%
5.001 - 5.500                           443               194,973,485.46            43.78
5.501 - 6.000                           377               170,147,948.36            38.21
6.001 - 6.500                           161                63,461,893.08            14.25
6.501 - 7.000                            31                12,038,894.89             2.70
7.001 - 7.250                             2                   794,850.00             0.18
                                      -----           ------------------           ------
TOTAL                                 1,022           $   445,351,611.84           100.00%
                                      =====           ==================           ======

                                                                              % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                    NUMBER OF          OUTSTANDING AS OF     OUTSTANDING AS OF
GROSS MARGIN (%):                 MORTGAGE LOANS        THE CUTOFF DATE       THE CUTOFF DATE
-----------------                 --------------      ------------------     -----------------
1.000                                     5           $     2,067,001.04             0.46%
1.125                                     3                 1,699,939.01             0.38
1.375                                    16                 7,273,978.63             1.63
1.500                                    39                18,803,210.21             4.22
1.625                                   553               242,046,766.52            54.35
1.750                                    24                 7,400,236.83             1.66
1.875                                    94                36,645,445.84             8.23
2.000                                   187                85,519,187.89            19.20
2.125                                    78                33,842,434.53             7.60
2.250                                    22                 7,553,411.34             1.70
2.625                                     1                 2,500,000.00             0.56
                                      -----           ------------------           ------
TOTAL                                 1,022           $   445,351,611.84           100.00%
                                      =====           ==================           ======


                                                                              % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                    NUMBER OF          OUTSTANDING AS OF     OUTSTANDING AS OF
MAXIMUM LOAN RATE (%):            MORTGAGE LOANS        THE CUTOFF DATE       THE CUTOFF DATE
----------------------            --------------      ------------------     -----------------
11.000 - 11.000                           2           $       940,000.00             0.21%
11.001 - 11.500                           2                 1,100,000.00             0.25
11.501 - 12.000                       1,009               438,596,781.74            98.48
12.001 - 12.500                           9                 4,714,830.10             1.06
                                      -----           ------------------           ------
TOTAL                                 1,022           $   445,351,611.84           100.00%
                                      =====           ==================           ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                             % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                  NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
FIRST RATE CAP (%):            MORTGAGE LOANS         THE CUTOFF DATE        THE CUTOFF DATE
-------------------            --------------       ------------------      -----------------
4.750                                   2           $       748,809.79             0.17%
4.875                                   3                   743,041.25             0.17
5.000                                   2                 1,524,812.50             0.34
5.125                                  13                 5,283,616.99             1.19
5.250                                  21                 9,684,340.23             2.17
5.375                                  77                29,152,895.40             6.55
5.500                                 140                58,796,514.96            13.20
5.625                                  31                14,227,146.11             3.19
5.750                                  92                40,331,048.36             9.06
5.875                                  96                42,846,102.60             9.62
6.000                                  61                24,748,709.59             5.56
6.125                                  72                32,205,360.63             7.23
6.250                                  63                25,620,549.87             5.75
6.375                                  98                41,006,131.93             9.21
6.492                                   1                   160,000.00             0.04
6.500                                  75                37,219,771.30             8.36
6.625                                  75                35,615,962.58             8.00
6.750                                  63                29,023,298.93             6.52
6.875                                  33                14,568,772.31             3.27
7.000                                   4                 1,844,726.51             0.41
                                    -----           ------------------           ------
TOTAL                               1,022           $   445,351,611.84           100.00%
                                    =====           ==================           ======


                                                                             % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                  NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS):      MORTGAGE LOANS         THE CUTOFF DATE        THE CUTOFF DATE
------------------------       --------------       ------------------      -----------------
294 - 294                               9           $     3,853,603.45             0.87%
295 - 299                           1,013               441,498,008.39            99.13
                                    -----           ------------------           ------
TOTAL                               1,022           $   445,351,611.84           100.00%
                                    =====           ==================           ======


                                                                             % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                  NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
RATE CHANGE DATE:             MORTGAGE LOANS         THE CUTOFF DATE        THE CUTOFF DATE
-----------------              --------------       ------------------      -----------------
11/01/01                              106           $    48,432,120.74            10.88%
12/01/01                              228                96,740,340.82            21.72
01/01/02                              322               135,971,730.93            30.53
02/01/02                              273               119,250,456.41            26.78
03/01/02                               84                41,103,359.49             9.23
04/01/02                                9                 3,853,603.45             0.87
                                    -----           ------------------           ------
TOTAL                               1,022           $   445,351,611.84           100.00%
                                    =====           ==================           ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                           % OF AGGREGATE
                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                               NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV (%):            MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-----------------            --------------      ------------------      -----------------
13.00 -  15.00                      2            $     1,550,000.00              0.35%
15.01 -  20.00                      2                    994,500.00              0.22
20.01 -  25.00                      5                  1,128,895.83              0.25
25.01 -  30.00                     10                  4,489,003.74              1.01
30.01 -  35.00                     17                  8,134,586.03              1.83
35.01 -  40.00                     17                 10,595,129.49              2.38
40.01 -  45.00                     19                  8,840,986.32              1.99
45.01 -  50.00                     37                 14,860,017.47              3.34
50.01 -  55.00                     34                 14,262,389.84              3.20
55.01 -  60.00                     32                 20,003,864.55              4.49
60.01 -  65.00                     48                 23,210,065.02              5.21
65.01 -  70.00                     62                 26,123,510.08              5.87
70.01 -  75.00                    110                 52,973,677.87             11.89
75.01 -  80.00                    347                130,237,414.78             29.24
80.01 -  85.00                     11                  5,120,089.86              1.15
85.01 -  90.00                     20                 12,547,057.61              2.82
90.01 -  95.00                     48                 17,390,222.26              3.90
95.01 - 100.00                    201                 92,890,201.09             20.86
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======


                                                                             % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                  NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
EFFECTIVE LTV (%):             MORTGAGE LOANS         THE CUTOFF DATE        THE CUTOFF DATE
------------------             --------------       ------------------      -----------------
 3.66 - 5.00                        1            $       150,000.00              0.03%
10.01 - 15.00                       2                  1,550,000.00              0.35
15.01 - 20.00                       3                  1,544,500.00              0.35
20.01 - 25.00                       5                  1,128,895.83              0.25
25.01 - 30.00                      10                  4,489,003.74              1.01
30.01 - 35.00                      16                  7,984,586.03              1.79
35.01 - 40.00                      17                 10,595,129.49              2.38
40.01 - 45.00                      19                  8,840,986.32              1.99
45.01 - 50.00                      62                 25,096,540.14              5.64
50.01 - 55.00                      35                 14,391,389.84              3.23
55.01 - 60.00                      44                 26,560,665.55              5.96
60.01 - 65.00                      64                 31,335,476.03              7.04
65.01 - 70.00                     266                130,898,179.19             29.39
70.01 - 75.00                     108                 50,012,177.87             11.23
75.01 - 80.00                     339                122,823,414.78             27.58
80.01 - 85.00                       3                    610,382.34              0.14
85.01 - 90.00                       8                  2,557,400.00              0.57
90.01 - 95.00                      20                  4,782,884.69              1.07
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                          % OF AGGREGATE
                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                 NUMBER OF        OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE:                 MORTGAGE LOANS       THE CUTOFF DATE        THE CUTOFF DATE
-------------                 --------------     ------------------      -----------------
     0                              3            $       659,174.98              0.15%
 551 - 600                         15                  6,416,296.00              1.44
 601 - 650                         62                 28,996,111.20              6.51
 651 - 700                        173                 81,494,672.38             18.30
 701 - 750                        282                123,684,325.59             27.77
 751 - 800                        427                181,423,856.74             40.74
 801 - 838                         60                 22,677,174.95              5.09
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======


                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION:               MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-------------               --------------      ------------------      -----------------
 INTEREST ONLY                  1,022            $   445,351,611.84              100.00%
                                -----            ------------------              ------
TOTAL                           1,022            $   445,351,611.84              100.00%
                                =====            ==================              ======


                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION:              MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
--------------              --------------       ------------------      -----------------
 FULL DOCUMENTATION               500            $   212,834,578.80             47.79%
 LIMITED DOCUMENTATION            300                129,414,619.11             29.06
 ALTERNATIVE DOCUMENTATION        184                 90,637,636.84             20.35
 NO DEPOSIT VERIFICATION           29                  8,958,745.21              2.01
 NO INCOME VERIFICATION             9                  3,506,031.88              0.79
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======


OCCUPANCY:

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY:                  MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-------------               --------------       ------------------      -----------------
 PRIMARY                          882            $   378,293,230.28             84.94%
 SECOND HOME                      108                 59,074,947.43             13.26
 INVESTOR                          32                  7,983,434.13              1.79
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE:              MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-------------               --------------       ------------------      -----------------
 SINGLE FAMILY                    593            $   268,071,790.17             60.19%
 PUD                              290                127,917,858.90             28.72
 CONDOMINIUM                      122                 41,165,801.89              9.24
 COOPERATIVE                       10                  6,295,160.88              1.41
 MULTI-FAMILY                       3                  1,020,000.00              0.23
 TWO-FOUR FAMILY                    4                    881,000.00              0.20
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======



                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
PURPOSE:                    MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-------------               --------------       ------------------      -----------------
 PURCHASE                         530            $   233,124,983.99             52.35%
 CASH OUT REFINANCE               313                136,672,078.54             30.69
 RATE/TERM REFINANCE              179                 75,554,549.31             16.97
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
STATES:                     MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-------                     --------------       ------------------      -----------------
ALABAMA                             2            $     1,010,721.84              0.23%
ALASKA                              1                    629,000.00              0.14
ARIZONA                            19                  7,016,788.95              1.58
ARKANSAS                            4                    871,050.00              0.20
CALIFORNIA                        140                 84,413,375.66             18.95
COLORADO                           52                 20,021,648.87              4.50
CONNECTICUT                        24                 16,084,899.96              3.61
DELAWARE                            4                  3,435,000.00              0.77
DISTRICT OF COLUMBIA                3                  2,675,000.00              0.60
FLORIDA                           170                 67,066,883.67             15.06
GEORGIA                           172                 56,198,944.78             12.62
HAWAII                              1                    440,000.00              0.10
IDAHO                               2                    163,700.00              0.04
ILLINOIS                           45                 21,104,977.48              4.74
INDIANA                             9                  2,001,396.31              0.45
IOWA                                3                    864,962.09              0.19
KANSAS                              5                  2,034,475.00              0.46
KENTUCKY                            3                  1,603,003.07              0.36
LOUISIANA                           4                  1,343,213.84              0.30
MAINE                               1                     86,000.00              0.02
MARYLAND                           12                  5,685,521.25              1.28

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                              NUMBER OF          OUTSTANDING AS OF      OUTSTANDING AS OF
STATES (CONTINUED):         MORTGAGE LOANS        THE CUTOFF DATE        THE CUTOFF DATE
-------------------         --------------       ------------------      -----------------
 MASSACHUSETTS                     22                 11,467,668.28              2.57
 MICHIGAN                          21                  6,750,930.45              1.52
 MINNESOTA                         15                  3,573,097.92              0.80
 MISSISSIPPI                        2                    380,000.00              0.09
 MISSOURI                           8                  2,446,422.00              0.55
 MONTANA                            3                  1,562,400.00              0.35
 NEBRASKA                           2                    202,600.00              0.05
 NEVADA                             8                  3,691,483.22              0.83
 NEW HAMPSHIRE                      4                  1,425,508.30              0.32
 NEW JERSEY                        33                 16,422,054.81              3.69
 NEW MEXICO                         6                  2,197,679.36              0.49
 NEW YORK                          47                 27,102,157.43              6.09
 NORTH CAROLINA                    18                  5,124,050.02              1.15
 NORTH DAKOTA                       1                    300,000.00              0.07
 OHIO                              20                  8,976,360.25              2.02
 OKLAHOMA                           3                    600,499.98              0.13
 OREGON                             6                  3,383,620.00              0.76
 PENNSYLVANIA                      17                  7,221,943.60              1.62
 RHODE ISLAND                       4                  1,905,000.00              0.43
 SOUTH CAROLINA                    20                  9,578,801.53              2.15
 TENNESSEE                         11                  5,600,164.54              1.26
 TEXAS                             29                 14,229,484.66              3.20
 UTAH                               2                    275,900.00              0.06
 VIRGIN ISLANDS                     3                  1,000,500.00              0.22
 VERMONT                            3                  1,229,087.57              0.28
 VIRGINIA                          17                  5,591,000.00              1.26
 WASHINGTON                        11                  5,128,236.15              1.15
 WISCONSIN                          8                  2,524,399.00              0.57
 WYOMING                            2                    710,000.00              0.16
                                -----            ------------------            ------
TOTAL                           1,022            $   445,351,611.84            100.00%
                                =====            ==================            ======